UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 03, 2021

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Cousteau Place Suite 105
Davis, California		95618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 530 756-7077

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2021, Arcadia Biosciences, Inc. (the “Company”) announced that the Company has launched a national search for a new Chief Executive Officer. In order to facilitate the transition to a new Chief Executive Officer, the Company and Matthew Plavan, the Company’s current Chief Executive Officer, entered into a Transition Agreement on September 3, 2021 (“Transition Agreement”).

Pursuant to the terms of the Transition Agreement, if Mr. Plavan’s employment with the Company is terminated by the Company without cause before December 1, 2021, the Company will retain Mr. Plavan as a consultant through November 30, 2021, and Mr. Plavan will receive $30,833 per month for such consulting services. The Transition Agreement further provides that if the Company terminates Mr. Plavan’s employment without cause before December 1, 2021, or if in the month of December 2021 Mr. Plavan resigns or the Company terminates Mr. Plavan’s employment for any reason, then (i) Mr. Plavan will be entitled to severance payments of $61,666 on each of January 1, 2022 and February 1, 2022 and $143,278 on March 1, 2022 and (ii) all stock options held by Mr. Plavan will become vested in full and exercisable for 30 months after his separation date. The severance payments and the vesting of Mr. Plavan’s stock options are subject to Mr. Plavan entering into a separation and release agreement.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by references to the full text of the Transition Agreement that is filed as an exhibit to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Transition Agreement.
99.1	Press release dated September 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	September 7, 2021	By:	/s/ PAMELA HALEY
Name: Pamela Haley Title: Chief Financial Officer